EXHIBIT 32




     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
     ---------------------------------------------------------------



The certification set forth below is being furnished to the Securities and Exchange Commission solely for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 and with Section 1350 of Chapter 63 of Title 18 of the United States Code. Bartly J. Loethen, the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer of Hemcure, Inc. hereby certifies that:

1. our Annual  Report on Form 10-KSB fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in our Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Hemcure, Inc.


Sincerely,

/s/ Bartly J. Loethen                         Dated: September 27, 2006
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By: Bartly J. Loethen,
Chief Executive Officer,
President, Treasurer, Chief
Financial Officer and Principal
Accounting Officer